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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS RECORD FIRST-QUARTER

2022 FINANCIAL RESULTS

● Total first-quarter 2022 net sales of $3.2 billion up 8.7% compared with first-quarter 2021
●
GAAP diluted EPS of $1.30 compared with first-quarter 2021 GAAP diluted

EPS of $1.16 and first-quarter
2021 non-GAAP diluted EPS of $1.24
●
Affirms full-year 2022 GAAP diluted EPS guidance of $4.75 to $4.91,

reflecting growth of 7% to 10% over
full-year 2021 GAAP diluted EPS and growth of 5% to 9% over full-year 2021 non-GAAP diluted EPS

MELVILLE, N.Y.,

May 3, 2022 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported record first-quarter financial results.

“2022 is off to a strong start with record first-quarter financial results as we successfully execute on our new 2022-
2024 strategic plan,” said Stanley M. Bergman, Chairman of the Board and Chief Executive

Officer of Henry Schein. “We
are affirming our full-year 2022 GAAP diluted EPS guidance of $4.75 to $4.91, reflecting the solid growth and stability of
our businesses.”
“First-quarter growth in our dental business was driven by strong global equipment sales as dentists continued to
invest in their practices,

and consumable merchandise sales recovered well during the second half of the quarter,” said Mr.
Bergman.

“In North America, we believe consumable merchandise sales

were impacted by lower patient traffic in January as
a result of COVID-19 but were progressively stronger in February and March.

Our international consumable merchandise
sales were impacted by similar trends as in North America.

“Global Medical sales were excellent as we achieved further penetration into existing customer accounts.

Internal
sales growth in local currencies,

excluding personal protective equipment (PPE) and COVID-19

related products,

continued
to be strong.
“Growth within Henry Schein One continues to be driven primarily by a recovery in patient traffic to dental offices,
which generates demand for our revenue cycle management solutions,

and from cloud-based solutions that create flexible,
scalable services to drive greater efficiency and engagement,” said Mr. Bergman.

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First-Quarter Results
●
Total

net sales

for the quarter ended March 26, 2022, were $3.2 billion, up 8.7%

compared with the first quarter of
2021. The 8.7% increase included 7.7% internal growth in local currencies,

2.4% growth from acquisitions and a
1.4% decline related to foreign currency exchange. (See Exhibit A for details of sales growth.)

First-quarter internal
sales growth in local currencies when excluding sales of PPE and COVID-19 related products was 8.9% compared
with the prior year.
● GAAP net income

attributable to Henry Schein, Inc. for the first quarter of 2022 was $181 million, or $1.30 per
diluted share, compared with first-quarter 2021 GAAP net income attributable to Henry Schein, Inc. of $166 million,
or $1.16 per diluted share,

and first-quarter 2021 non-GAAP net income attributable to Henry Schein,

Inc. of $178
million, or $1.24 per diluted share. (See Exhibit B for a reconciliation of GAAP net income

and diluted EPS to non-
GAAP net income and diluted EPS.)
●
Global Dental sales

for the first quarter of 2022 of $1.8 billion increased 2.2% compared with the prior-year period.
Internally generated sales in local currencies increased 3.5% with 0.9%

growth from acquisitions and a 2.2%

decline
related to foreign currency exchange. The 3.5% internal growth in local currencies included growth of 4.8% in North
America and 1.8% internationally.
●
Global Dental consumable merchandise internal sales growth

was 1.3% in local currencies.

Excluding
sales of PPE and COVID-19 related products, internal sales growth in local currencies was 4.7%.
Global
Dental equipment internal sales growth

was 11.9% in local currencies.
●
North America dental consumable merchandise internal sales in local currencies increased 2.6%, or
7.3% when excluding sales of PPE and COVID-19 related products.

North America dental
equipment internal sales in local currencies increased 13.2%.
●
Internationally, dental consumable merchandise internal sales in local currencies decreased 0.5% and increased 1.3% when excluding sales of PPE and COVID-19 related products.

International dental
equipment internal sales in local currencies increased 10.1%.
●
Global Medical sales

for the first quarter of 2022 of $1.2 billion increased 18.3% compared with the comparable
period last year. Internally generated sales in local currencies increased 14.7% as Henry Schein achieved further penetration into existing accounts, with 3.8% growth from acquisitions and a 0.2% decline related to foreign currency
exchange. While this growth was bolstered by sales of COVID-19 test kits, internal sales in local currencies
increased 14.5%

when excluding sales of PPE and COVID-19 related products.
●
Global Technology and Value

-Added Services sales

of $179 million, driven by the strength of Henry Schein One, increased 23.4%

compared with the prior-year quarter and included 11.1%

internal sales growth in local currencies,
13.0% growth from acquisitions,

and a 0.7% decline related to foreign currency exchange.
Stock Repurchase Plan
During the first quarter of 2022, the Company did not repurchase any shares of its common stock. At quarter-end,
Henry Schein had approximately $200 million authorized and available for future share repurchases.

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Financial Guidance
Henry Schein today affirms guidance for 2022 GAAP diluted EPS.

Financial guidance is as follows:

●
2022 GAAP diluted EPS attributable to Henry Schein, Inc. is expected to be $4.75 to $4.91,

reflecting growth of 7%
to 10% compared with 2021 GAAP diluted EPS of $4.45 and growth of 5%

to 9% compared with 2021 non-GAAP
diluted EPS of $4.52.

●
2022 full year sales growth is expected to be approximately 5% to 8% over

2021. This compares with previously
communicated expected growth of 6% to 8% over 2021 and primarily reflects the latest foreign exchange rates and a
decrease in sales of COVID-19 test kits.

●
Guidance for 2022

GAAP diluted EPS and sales growth is for completed or previously announced acquisitions and
does not include the impact of future share repurchases,

potential future acquisitions or restructuring expenses,

if any.
Guidance also assumes that foreign currency exchange rates will remain generally consistent with current levels, that
end markets will remain stable and are consistent with current market conditions,

and that there are no material
adverse market changes associated with COVID-19.
First-Quarter 2022 Conference Call Webcast
The Company will hold a conference call to discuss first-quarter 2022 financial results today, beginning at 10:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts
. In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With nearly 22,000 Team Schein Members worldwide, the Company's network of trusted advisors
provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success
and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental

and
medical
practitioners work more efficiently so they can provide quality care more effectively. These solutions also support dental laboratories , government and institutional health care clinics , as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional
products available as special-order items.

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A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 32 countries and territories. The Company's sales reached $12.4 billion in 2021, and
have grown at a compound annual rate of approximately 12.5 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at  www.henryschein.com ,  Facebook.com/HenrySchein ,
Instagram.com/HenrySchein , and  Twitter.com/HenrySchein
.

Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements.

These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange

Commission, or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding PPE and COVID-19 related product sales and inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal operations,

whether vaccine mandates
will adversely impact the Company (by disrupting our workforce and/or business), whether supply chain disruptions will
adversely impact our business, the impact of restructuring programs as well as of any future acquisitions, and more generally
current expectations regarding performance in current and future periods.

Forward looking statements also include the (i)
ability of the Company to have continued access to a variety of COVID-19 test types, expectations regarding COVID-19 test
sales, demand and inventory levels, as well as the efficacy or relative efficacy of the test results given that the test efficacy
has not been, or will not have been, independently verified under normal

FDA procedures and (ii) potential for the Company
to distribute the COVID-19 vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; financial and tax risks associated with acquisitions,

dispositions and joint ventures; certain
provisions in our governing documents that may discourage third-party acquisitions of us; effects of a highly competitive
(including, without limitation, competition from third-party online commerce sites) and consolidating market; the repeal or
judicial prohibition on implementation of the Affordable Care Act; changes in the health care industry; risks from expansion
of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other
service issues with our third-party shippers; general global macro-economic and political conditions, including international
trade agreements, potential trade barriers and terrorism; failure to comply with existing and future regulatory requirements;
risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care
fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and
processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax
legislation; risks related to product liability, intellectual property and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import
restrictions; cyberattacks or other privacy or data security breaches;

risks associated with our global operations; our

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dependence on our senior management, employee hiring and retention,

and our relationships with customers, suppliers and
manufacturers; and disruptions in financial markets.

The order in which these factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results.

We undertake no duty and have no obligation to update forward-looking statements.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.

CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 845-2802
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5963

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended
March 26, March 27,
2022 2021
Net sales $ 3,179 $ 2,925
Cost of sales 2,206 2,034
Gross profit

973 891
Operating expenses:
Selling, general and administrative

682 614
Depreciation and amortization 47 44
Restructuring costs - 3
Operating income

244 230
Other income (expense):
Interest income

2 2
Interest expense

(7) (6)
Income before taxes, equity in earnings of affiliates and noncontrolling interests 239 226
Income taxes

(57) (57)
Equity in earnings of affiliates

4 6
Net income 186 175
Less: Net income attributable to noncontrolling interests (5) (9)
Net income attributable to Henry Schein, Inc.

$ 181 $ 166
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 1.31 $ 1.17
Diluted

$ 1.30 $ 1.16
Weighted-average common

shares outstanding:
Basic

137,296,581 142,298,387
Diluted

139,237,472 143,397,724

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
March 26, December 25,
2022 2021
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 126 $ 118
Accounts receivable, net of reserves of $70 and $67 1,444 1,452
Inventories, net 1,871 1,861
Prepaid expenses and other

389 413
Total current assets

3,830 3,844
Property and equipment, net

358 366
Operating lease right-of-use assets 331 325
Goodwill

2,857 2,854
Other intangibles, net

644 668
Investments and other 427 424
Total assets

$ 8,447 $ 8,481
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 914 $ 1,054
Bank credit lines

90 51
Current maturities of long-term debt

3 11
Operating lease liabilities 76 76
Accrued expenses:
Payroll and related

326 385
Taxes

174 137
Other

561 593
Total current liabilities

2,144 2,307
Long-term debt

773 811
Deferred income taxes

40 42
Operating lease liabilities 277 268
Other liabilities

376 377
Total liabilities

3,610 3,805
Redeemable noncontrolling interests

613 613
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
137,708,809 outstanding on March 26, 2022 and
137,145,558 outstanding on December 25, 2021 1 1
Additional paid-in capital - -
Retained earnings

3,759 3,595
Accumulated other comprehensive loss

(168) (171)
Total Henry Schein, Inc. stockholders' equity 3,592 3,425
Noncontrolling interests 632 638
Total stockholders' equity

4,224 4,063
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 8,447 $ 8,481

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions, unaudited)
Three Months Ended
March 26, March 27,
2022 2021
Cash flows from operating activities:
Net income

$ 186 $ 175
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

55 49
Stock-based compensation expense

12 13
Provision for (benefit from) losses on trade and other accounts receivable

1 (3)
Provision for (benefit from) deferred income taxes (3) 11
Equity in earnings of affiliates

(4) (6)
Distributions from equity affiliates

4 5
Changes in unrecognized tax benefits

4 3
Other

(7) -
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

16 119
Inventories

(9) (78)
Other current assets

26 (45)
Accounts payable and accrued expenses

(188) (180)
Net cash provided by operating activities

93 63
Cash flows from investing activities:
Purchases of fixed assets

(19) (14)
Payments related to equity investments and business
acquisitions, net of cash acquired

(5) (204)
Proceeds from loan to affiliate 4 -
Other

(7) (5)
Net cash used in investing activities

(27) (223)
Cash flows from financing activities:
Net change in bank borrowings

30 -
Principal payments for long-term debt

(53) (18)
Proceeds from issuance of stock upon exercise of stock options

2 -
Payments for repurchases of common stock

- (89)
Payments for taxes related to shares withheld for employee taxes (26) (6)
Distributions to noncontrolling shareholders (5) (7)
Acquisitions of noncontrolling interests in subsidiaries

(10) -
Net cash used in financing activities (62) (120)
Effect of exchange rate changes on cash and cash equivalents 4 3
Net change in cash and cash equivalents 8 (277)
Cash and cash equivalents, beginning of period

118 421
Cash and cash equivalents, end of period

$ 126 $ 144

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Exhibit A - First Quarter Sales
Henry Schein, Inc.
2022 First Quarter
Sales Summary
(in millions)
(unaudited)
Q1 2022 over Q1 2021
Global
Q1 2022 Q1 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 1,426 $ 1,421 0.4% -2.0% 2.4% 1.1% 1.3%
Dental Equipment 402 368 9.0% -3.0% 12.0% 0.1% 11.9%
Total Dental 1,828 1,789 2.2% -2.2% 4.4% 0.9% 3.5%
Medical 1,172 991 18.3% -0.2% 18.5% 3.8% 14.7%
Total Health Care Distribution 3,000 2,780 7.9% -1.5% 9.4% 1.9% 7.5%
Technology and value-added services 179 145 23.4% -0.7% 24.1% 13.0% 11.1%
Total Global $ 3,179 $ 2,925 8.7% -1.4% 10.1% 2.4% 7.7%
North America
Q1 2022 Q1 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 866 $ 834 3.8% 0.0% 3.8% 1.2% 2.6%
Dental Equipment 239 211 13.2% 0.0% 13.2% 0.0% 13.2%
Total Dental 1,105 1,045 5.7% 0.0% 5.7% 0.9% 4.8%
Medical 1,150 963 19.4% 0.0% 19.4% 3.9% 15.5%
Total Health Care Distribution 2,255 2,008 12.3% 0.0% 12.3% 2.4% 9.9%
Technology and value-added services 156 124 25.6% 0.0% 25.6% 15.3% 10.3%
Total North America $ 2,411 $ 2,132 13.1% 0.0% 13.1% 3.1% 10.0%
International
Q1 2022 Q1 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 560 $ 587 -4.5% -4.9% 0.4% 0.9% -0.5%
Dental Equipment 163 157 3.3% -7.0% 10.3% 0.2% 10.1%
Total Dental 723 744 -2.8% -5.3% 2.5% 0.7% 1.8%
Medical 22 28 -20.6% -5.5% -15.1% 0.0% -15.1%
Total Health Care Distribution 745 772 -3.5% -5.4% 1.9% 0.7% 1.2%
Technology and value-added services 23 21 10.7% -5.0% 15.7% 0.0% 15.7%
Total International $ 768 $ 793 -3.1% -5.3% 2.2% 0.6% 1.6%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2022 First Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
First Quarter
%
2022 2021 Growth
Net Income attributable to Henry Schein, Inc. $ 181 $ 166 8.7%
Diluted EPS attributable to Henry Schein, Inc. $ 1.30 $ 1.16 12.1%
Non-GAAP Adjustments
Restructuring costs - Pre-tax (1) $ - $ 3
Income tax benefit for restructuring costs (1) - (1)
Settlement and litigation costs - Pre-tax (2) - 13
Income tax benefit for settlement and litigation costs

(2)
- (3)
Total

non-GAAP adjustments to Net Income
$ - $ 12
Non-GAAP adjustments to diluted EPS $ - $ 0.08
Non-GAAP Net Income attributable to Henry Schein, Inc. $ 181 $ 178 1.5%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.30 $ 1.24 4.8%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.
(1)
Represents Q1 2021

restructuring costs of $3 million, net of $1 million tax expense, resulting in an after-tax effect of $2 million.
(2)
Represents a Q1 2021 pre-tax charge of $13 million, related to settlement and litigation costs, net of a tax benefit of $3 million,
resulting in a net after-tax charge of $10 million.